UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 16, 2015

MAVENIR SYSTEMS, INC. (Exact name of registrant as specified in its charter)

Delaware	001- 36171	61-1489105
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1700 International Parkway, Suite 200
Richardson, Texas 75081
(Address of principal executive offices, including zip code)

(469) 916-4393
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On January 16, 2015, Mavenir Systems, Inc. (“Mavenir”) and certain of its subsidiaries entered into a Consent and Third Loan Modification Agreement (the “Loan Modification”) with its lender Silicon Valley Bank.
As reported below in Item 2.01 of this Current Report, on January 16, 2015, Mavenir closed its acquisition of Ulticom, Inc., a New Jersey corporation (“Ulticom”) and Utah Holding Corporation, a Delaware corporation and the indirect parent corporation of Ulticom (“Utah Holding”), by acquiring all of the outstanding stock of Utah Holding. Pursuant to the Loan Modification: (i) Silicon Valley Bank consented to the acquisition described below provided Ulticom and such other subsidiaries of Utah Holding as Silicon Valley Bank may require join as a co-borrower under Mavenir’s credit facility with Silicon Valley Bank; (ii) the interest-only period of Mavenir’s loan and security agreement with Silicon Valley Bank was extended from April 1, 2015 to January 1, 2016, meaning that Mavenir will not be required to begin making principal repayments under its term loan until January 1, 2016; and (iii) the EBITDA covenant was amended to require Mavenir to maintain a minimum two-quarter rolling EBITDA as follows:

Quarterly Period Ending (measured on a trailing six-month basis)	Minimum EBITDA
December 31, 2014	($7,500,000)
March 31, 2015	($12,500,000)
June 30, 2015	($10,000,000)
September 30, 2015	($3,500,000)
December 31, 2015	$0.00
March 31, 2016, and each quarterly period ending thereafter	$5,000,000
EBITDA as defined in the loan and security agreement is permitted to exclude non-cash stock compensation expense, non-cash foreign currency translation expense and other non-cash adjustments made in accordance with GAAP.
Item 2.01 Completion of Acquisition or Disposition of Assets.
On January 16, 2015, Mavenir completed the acquisition contemplated by the previously announced Stock Purchase Agreement with the stockholders of Utah Holding (the “Sellers”). Upon the terms and subject to the conditions set forth in the Stock Purchase Agreement, Mavenir Holdings, Inc., a Delaware corporation and wholly-owned subsidiary of Mavenir, acquired all of the issued and outstanding stock of Utah Holding from the Sellers (the “Acquisition”) resulting in Ulticom and Utah Holding becoming indirect wholly-owned subsidiaries of Mavenir.
At the closing of the Acquisition, Mavenir paid cash in an amount of $20.0 million, subject to certain closing adjustments. The Stock Purchase Agreement provides for indemnification in the case of breaches of representations, warranties or covenants, in each case on terms which are generally customary for transactions of this nature. Sellers’ indemnification obligations are secured by a customary escrow of a portion of the purchase price.
The foregoing is a summary of certain terms of the Stock Purchase Agreement, a copy of which is attached hereto as Exhibit 2.1, and does not purport to summarize or include all terms of the Agreement or to identify or summarize all of the other agreements related to the Acquisition.
Cautionary Statement
The Stock Purchase Agreement attached as Exhibit 2.1 to this Current Report contains representations and warranties of each of the parties. Certain assertions embodied in those representations and warranties are qualified by information in confidential disclosures that the parties delivered to each other in connection with the execution of the Stock Purchase Agreement. In addition, certain representations and warranties were made as of a specific date, may be subject to a contractual standard of materiality or other qualifiers (which are different from standards of “materiality” under the federal securities laws), or may have been used for purposes of allocating risk between the respective parties rather than establishing matters as facts. Accordingly, investors should not rely on the representations and warranties as characterizations of the actual state of facts, or for any other purpose, at the time they were made or otherwise.
Item 7.01 Regulation FD Disclosure.
Mavenir issued a press release on January 16, 2015, to announce the completion of the Acquisition, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01 and in Exhibit 99.1 hereto is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Forward Looking Statements
The statements contained in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of Section 21E of the Exchange Act, including, without limitation, statements regarding purchase price adjustments and indemnification. Forward-looking statements can generally be identified by words such as “anticipates,” “may,” “can,” “believes,” “expects,” “projects,” “intends,” “likely,” “target,” “will,” “to be” and other expressions that are predictions or indicate future events, trends or prospects, although not all forward-looking statements contain these identifying words. Factors that could cause actual results to differ may include risks and uncertainties related to Mavenir’s ability to successfully integrate Ulticom’s operations and products, indemnification obligations, the effect of the Acquisition on Mavenir’s operating results going forward, Mavenir’s ability to sell products to Ulticom’s customers and Mavenir’s future EBITDA results. Investors should not place undue reliance on forward-looking statements in this report. Mavenir does not assume any obligation to update the forward-looking statements provided herein, except as required by law.
Item 9.01 Financial Statements and Exhibits.
(a) Financial Statements of Businesses Acquired.
In accordance with paragraph 9.01(a)(4) of Form 8-K, Mavenir will file an amendment to this Current Report on Form 8-K containing the financial statements required in Item 9.01(a) within the required 71 calendar days from the date that the initial report on Form 8-K was required to be filed in connection with the acquisition of Ulticom.
(b) Pro Forma Financial Information.
In accordance with paragraph 9.01(b)(2) of Form 8-K, Mavenir will file an amendment to this Current Report on Form 8-K containing the pro forma financial information required in Item 9.01(b) within the required 71 calendar days from the date that the initial report on Form 8-K was required to be filed in connection with the acquisition of Ulticom.
(d) Exhibits.

Exhibit No.		Description

2.1	*	Stock Purchase Agreement, dated January 12, 2015, by and among Mavenir Systems, Inc., Ulticom, Inc., Utah Holding, Inc., and the stockholders of Utah Holding.
99.1		Press Release, dated January 16, 2015

*
Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Stock Purchase Agreement.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVENIR SYSTEMS, INC.

Date: January 16, 2015	By:	/s/ Terry Hungle
Name: Terry Hungle
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.		Description

2.1	*	Stock Purchase Agreement, dated January 12, 2015, by and among Mavenir Systems, Inc., Ulticom, Inc., Utah Holding, Inc., and the stockholders of Utah Holding.
99.1		Press Release, dated January 16, 2015

*
Schedules and Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant hereby agrees to supplementally furnish to the SEC upon request any omitted schedule or exhibit to the Stock Purchase Agreement.